Other Non-Current Assets (Tables)	12 Months Ended
Dec. 31, 2023
Other Non-Current Assets [Abstract]
Schedule of Other Non Current Assets	Other non-current assets consist of the following:
	As of December 31,
	2022	2023
	RMB	RMB
Equity investments without readily determinable fair value (Note 2(j))	11,400	31,892
Long-term hybrid instrument (Note 2(j))	—	125,000
Amount due from a third party (i)	—	30,359
Contingent considerations (Note 3)	—	13,461
Receivables from certain shareholders as guarantee deposit due to business combinations	—	33,373
Others	—	4,597
Less: Allowance for current expected credit losses	—	(2,930)
	11,400	235,752
(i)	Amount represented a term-loan (matures in September 2028) to a third party of RMB30,000 and corresponding interest receivable RMB359 as of December 31, 2023. The loan bears interest rate 4.5% per annum and is guaranteed by the ultimate controlling owner of the borrower, whom is jointly liable.